SUPPLEMENT TO THE CMG ENHANCED S&P 500(R) INDEX FUND'S, CMG LARGE CAP VALUE
   FUND'S, CMG LARGE CAP GROWTH FUND'S, CMG MID CAP VALUE FUND'S, CMG MID CAP GROWTH FUND'S, CMG SMALL/MID CAP FUND'S, CMG SMALL CAP VALUE FUND'S, CMG SMALL
   CAP GROWTH FUND'S, CMG INTERNATIONAL STOCK FUND'S, AND CMG EMERGING MARKETS
               EQUITY FUND'S STATEMENT OF ADDITIONAL INFORMATION,
                             DATED FEBRUARY 27, 2003




   Amendment Number 1 to Shareholder's Servicing and Transfer Agent Agreement
   --------------------------------------------------------------------------

         Effective October 13, 2003 Liberty Funds Services, Inc. ("LFS") name changed to Columbia Funds Services, Inc. ("CFS"). CFS acts as transfer agent and dividend crediting agent for each Fund. It records and disburses dividends for the Funds. Effective November 1, 2003, the Funds and CFS entered into an Amendment Number 1 to the Shareholder's Servicing and Transfer Agent Agreement (the "Transfer Agent Agreement"). The Funds and CFS have agreed to a new pricing structure set forth in Schedule A of the Transfer Agent Agreement for the services rendered by CFS.

         Each Fund shall pay the transfer agent an annual charge per open account as follows:

         Equity Funds               $28.00
         Fixed Income Funds         $34.00

Each Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the Transfer Agent Agreement. There is no minimum aggregate fee payable by any Fund to CFS for transfer agent services.




                                NOVEMBER 1, 2003